RESTRICTED CASH	12 Months Ended
Dec. 31, 2016
Cash and Cash Equivalents [Abstract]
RESTRICTED CASH
RESTRICTED CASH

Our restricted cash balances are as follows:

(in thousands of $)	2016	2015
Methane Princess lease security deposits	111,958	134,477
Restricted cash relating to the cross currency interest rate swap (see note 24)	32,410	36,798
Restricted cash relating to the NR Satu facility (see note 21)	10,361	10,281
Restricted cash held by Eskimo SPV (see note 5)	—	4,031
Restricted cash relating to performance guarantees	7,686	7,686
Total restricted cash	162,415	193,273
Less: current portion of restricted cash	(44,927)	(56,714)
Long-term restricted cash	117,488	136,559

Restricted cash does not include minimum consolidated cash balances of $30 million required to be maintained as part of the financial covenants in some of our loan facilities, as these amounts are included in “Cash and cash equivalents” (see note 21).

As of December 31, 2016 and 2015, the value of deposits used to obtain letters of credit to secure the obligations for the lease arrangements described in note 22 was $112.0 million and $134.5 million, respectively. These security deposits are referred to in these financial statements as restricted cash. The Methane Princess Lease security deposit earns interest based upon Pound Sterling LIBOR.

As of December 31, 2016 and 2015, the value of collateral deposits required to secure performance guarantees issued to charterers on our behalf by banks was $7.7 million. These security deposits are referred to in these financial statements as restricted cash.

Restricted cash relating to Eskimo SPV represents amounts held by the VIE which are not available for use by the Partnership. We are required to consolidate Eskimo SPV under US GAAP into our financial statements as a VIE (see note 5).